THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
EQUIBUILDER III™
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
SUPPLEMENT DATED AUGUST 31, 2001
TO
PROSPECTUS
DATED MAY 1, 2001

          Effective August 29, 2001, The American Franklin Life Insurance Company ("American Franklin") is amending the prospectus solely for the purpose of announcing the acquisition of American Franklin's parent corporation.

          On page 6 of the prospectus, the third and fourth paragraphs of the section titled "The American Franklin Life Insurance Company" are deleted in their entirety and replaced with the following:

On May 11, 2001, American General Corporation ("American General"), American International Group, Inc. ("AIG"), a Delaware corporation and Washington Acquisition Corporation, a Texas corporation and a wholly-owned subsidiary of AIG, entered into an agreement pursuant to which American General would become a wholly-owned subsidiary of AIG (the "Transaction"). On August 15, 2001, the shareholders of American General voted to approve the Transaction. On August 29, 2001, the Transaction was completed. As a result of the Transaction, American Franklin is now an indirect, wholly-owned subsidiary of AIG.